Exhibit 99.1

Marchex Reports First Quarter 2009 Financial Results, Increases Stock Repurchase Program

SEATTLE, WA - May 6, 2009 - Marchex, Inc. (NASDAQ: MCHX), a leading local search and performance advertising company, today reported its results for the first quarter of 2009 ended March 31, 2009.

First Quarter 2009 Consolidated Financial Results

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Revenue was $26.6 million for the first quarter of 2009, compared to $37.0 million for the same period of 2008. In the first quarter Marchex did not recognize more than $1.8 million in revenue related to services delivered to certain financially challenged customers due to collectability considerations. This had a corresponding dollar impact on our operating income (loss) results.

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GAAP net loss applicable to common stockholders was $1.7 million for the first quarter of 2009 or $0.05 loss per diluted share. This compares to GAAP net loss applicable to common stockholders of $1.2 million or $0.03 loss per diluted share for the same period of 2008. As noted, the first quarter 2009 net loss, adjusted operating income before amortization and adjusted EBITDA were each impacted by $1.8 million unrecognized revenue for services delivered. The first quarter 2009 results included non-cash stock-based compensation expense recorded under the fair value method of $2.5 million, compared to non-cash stock-based compensation expense of $3.1 million for the same period in 2008.

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We provide a reconciliation of GAAP diluted EPS to Adjusted non-GAAP EPS in the financial tables attached to this press release and encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP EPS for the first quarter of 2009 was $0.02, compared to $0.08 for the same period of 2008. Some Wall Street analysts use non-GAAP measures to analyze our operating results, which may include adjusted non-GAAP EPS, adjusted operating income before amortization and adjusted EBITDA. We present GAAP measures with equal or greater prominence than non-GAAP measures and such non-GAAP measures should not be considered a substitute for, or superior to, GAAP measures.

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Adjusted operating income before amortization was $1.3 million for the first quarter of 2009, compared to $5.1 million for the same period of 2008. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income and GAAP net income is included in the financial tables attached to this release.

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Adjusted EBITDA was $2.9 million in the first quarter of 2009, compared to $7.7 million for the same period of 2008. A reconciliation of Adjusted EBITDA to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

“While the challenging economic environment is significantly impacting advertising spending overall, in the first quarter, we continued to add new local advertisers at a solid rate, which is a strong indicator that our products are meeting the needs of local advertisers,” said Russell C. Horowitz, Marchex Chairman and CEO. “We are building the right products and winning new relationships with high-value customers, while reducing risks in our business, exercising financial discipline and generating significant operating cash flow. As a result, we believe Marchex is in a very good position to realize meaningful growth when the economy, and advertiser budgets, return to a more normalized state.”

Operating Highlights

Local Advertising Services: For the first quarter of 2009, revenue from Local Advertising Services was $14.8 million. Marchex ended the first quarter with more than 70,000 advertisers using its products and services. While it is more difficult to predict advertiser growth rates in the current economy, Marchex still expects to continue adding new advertisers in 2009.

Publishing (proprietary traffic sources): For the first quarter of 2009, revenue from Publishing was $11.8 million. Marchex’s Web sites attracted more than 22 million unique visitors for the month of March 2009 and delivered more than 120 million revenue-generating events and referrals in the first quarter. Unique visitor statistics are based on internal traffic logs, which calculate unique IP (Internet protocol) addresses on an unduplicated basis during a given month.

In addition, during the quarter, Marchex sold a small number of non-strategic domains that yielded nearly $1 million. There is still significant demand for high quality domains and Marchex believes that will remain the case in 2009 and beyond.

Non-Operating Highlights

During the first quarter of 2009, Marchex increased its stock repurchase plan by 2 million shares to 9 million shares. Additionally, the company purchased 1.6 million shares of its outstanding Class B common stock for a total price of $5.6 million, bringing its total shares repurchased under its stock repurchase program to 7.6 million shares, or 21% of its outstanding common stock.

Marchex Financial Guidance

“Beginning in the first quarter, we began to lower our exposure to certain customers who are disproportionately challenged by the current economic environment. Due to these ongoing considerations, which are making it difficult to assess our near-term outlook, we believe it is prudent to not issue guidance at this time,” said Horowitz. “Despite these factors, Marchex continues to generate cash every quarter and has no debt. We remain confident that our ongoing business, product, and customer pipeline momentum will enable Marchex to win market share in local online advertising going forward.”

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Wednesday, May 6, 2009 to discuss its first quarter ended March 31, 2009 financial results, and other company updates. To access the call by live Webcast, please log onto the Investor Relations section of the Marchex Web site (www.marchex.com/investors/events.html). An archived version of the Webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex

Marchex, Inc. (www.marchex.com) is a leading local search and performance advertising company. Marchex’s innovative advertising platform delivers search- and call-based marketing products and services for local and national advertisers. Marchex’s local search network, one of the largest online, helps consumers make better, more informed local decisions through its content-rich Web sites that reach tens of millions of unique visitors each month.

Forward-Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues and other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements, which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of May 6, 2009 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA and Adjusted non-GAAP EPS.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of acquired intangible assets. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA, which excludes any gain/loss on sales and disposals of intangible assets as these are viewed as non-recurring in nature. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other non-cash and non-recurring expenses. Adjusted EBITDA represents income before interest, income taxes, depreciation, amortization, stock compensation expense and gain/loss on sales of intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Adjusted non-GAAP EPS represents Adjusted Net Income divided by weighted average fully diluted shares outstanding for Adjusted non-GAAP EPS purposes. Adjusted Net Income generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain non-recurring items and represents net income (loss) available to common stockholders plus: (1) stock based compensation expense, (2) amortization of acquired intangible assets, (3) gain/loss on sales and disposals of intangible assets, (4) other income (expense), and less (5) discount on preferred stock redemption. Adjusted non-GAAP EPS includes dilution from options and warrants per the treasury stock method, includes the weighted average number of all potential common shares relating to convertible preferred stock and restricted stock and excludes the weighted average common share equivalents for redeemed preferred shares. Shares outstanding for Adjusted non-GAAP EPS purposes are therefore higher than shares outstanding for GAAP EPS purposes. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. These non-GAAP terms, as defined by Marchex, may not be comparable to similarly titled measures used by other companies. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Marchex Investor Relations:

Trevor Caldwell

Telephone: 206.331.3600

Email: ir(at)marchex.com

Marchex Press:

Robin Handaly

Telephone: 206.331.3474

Email: pr(at)marchex.com

or

Megan Kahn or Michelle Craig

Nyhus Communications for Marchex

Telephone: 206.323.3733

Email: megan(at)nyhus.com

Email: michelle(at)nyhus.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended March 31,
	2008	2009
Revenue	$37,042,327	$26,570,949
Expenses:
Service costs (1)	18,887,315	11,861,694
Sales and marketing (1)	6,971,748	7,588,915
Product development (1)	4,187,104	4,154,200
General and administrative (1)	4,959,109	4,070,540
Amortization of intangible assets from acquisitions	4,052,362	2,134,966

Total operating expenses	39,057,638	29,810,315

Gain on sales and disposals of intangible assets, net	144,691	930,239

Loss from operations	(1,870,620)	(2,309,127)
Interest income and other, net	284,326	15,157

Loss before provision for income taxes	(1,586,294)	(2,293,970)
Income tax benefit	(339,953)	(620,933)

Net loss	(1,246,341)	(1,673,037)
Convertible preferred stock dividends and discount on preferred stock redemption, net	(10,888)	—

Net loss applicable to common stockholders	$(1,235,453)	$(1,673,037)

Basic net loss per share applicable to Class A and Class B common stockholders	$(0.03)	$(0.05)
Diluted net loss per share applicable to Class A and Class B common stock holders	$(0.03)	$(0.05)
Shares used to calculate basic net loss per share applicable to common stockholders
Class A	10,977,348	10,931,216
Class B	26,601,190	23,735,958
Shares used to calculate diluted net loss per share applicable to common stockholders
Class A	10,977,348	10,931,216
Class B	37,580,492	34,667,174

(1) Includes stock-based compensation allocated as follows:
Service costs	$139,571	$94,510
Sales and marketing	530,710	457,854
Product development	410,709	183,405
General and administrative	1,986,482	1,716,258

Total	$3,067,472	$2,452,027

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(unaudited)

	December 31, 2008	March 31, 2009
Assets
Current assets:
Cash and cash equivalents	$27,418,396	$25,762,291
Trade accounts receivable, net	21,734,291	17,269,349
Prepaid expenses and other current assets	2,642,607	2,972,917
Refundable taxes	3,042,288	3,668,512
Deferred tax assets	1,088,872	1,644,247

Total current assets	55,926,454	51,317,316
Property and equipment, net	5,615,396	5,065,034
Deferred tax assets	56,784,228	55,293,246
Intangibles and other assets, net	6,665,562	6,064,085
Goodwill	35,475,782	35,466,196
Intangible assets from acquisitions, net	9,802,365	7,667,361

Total assets	$170,269,787	$160,873,238

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$12,351,123	$11,031,694
Accrued expenses and other current liabilities	6,331,709	4,910,617
Deferred revenue	2,255,906	2,084,251

Total current liabilities	20,938,738	18,026,562
Other non-current liabilities	23,297	16,378

Total liabilities	20,962,035	18,042,940
Stockholders’ equity:
Class A common stock	112,217	111,317
Class B common stock	286,736	267,801
Treasury stock	(15,392,921)	(5,569,043)
Additional paid-in capital	299,925,762	285,317,302
Accumulated deficit	(135,624,042)	(137,297,079)

Total stockholders’ equity	149,307,752	142,830,298

Total liabilities and stockholders’ equity	$170,269,787	$160,873,238

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income (Loss) to Operating Income Before Amortization (OIBA) and

Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Three Months Ended March 31,
	2008	2009
Net loss applicable to common stockholders	$(1,235,453)	$(1,673,037)
Convertible preferred stock dividends and discount on preferred stock redemption, net	(10,888)	—

Net loss	(1,246,341)	(1,673,037)
Income tax benefit	(339,953)	(620,933)

Loss before provision for income taxes	(1,586,294)	(2,293,970)
Interest income and other, net	(284,326)	(15,157)

Loss from operations	(1,870,620)	(2,309,127)
Stock-based compensation	3,067,472	2,452,027
Amortization of intangible assets from acquisitions	4,052,362	2,134,966

Operating income before amortization (OIBA)	5,249,214	2,277,866
Gain on sales and disposals of intangible assets, net	(144,691)	(930,239)

Adjusted operating income before amortization (Adjusted OIBA)	$5,104,523	$1,347,627

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(unaudited)

	Three Months Ended March 31,
	2008	2009
Net cash provided by operating activities	$6,657,174	$4,173,782
Changes in asset and liabilities, net of effects of acquisitions	1,653,478	(622,131)
Income tax benefit	(339,953)	(620,933)
Other item - facility relocation	(4,635)	—
Interest income and other	(283,825)	(14,717)
Income and excess tax benefits related to stock options	33,161	11,064

Adjusted EBITDA	$7,715,400	$2,927,065

Net cash provided by (used in) investing activities	$(877,331)	$454,214

Net cash used in financing activities	$(7,783,864)	$(6,284,101)

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Three Months Ended March 31,
	2008	2009
Adjusted Non-GAAP EPS	$0.08	$0.02

Net loss per Class B share applicable to common stockholders - diluted (GAAP EPS)	$(0.03)	$(0.05)
Shares used to calculate diluted net loss per Class B share applicable to common stockholders	37,580,492	34,667,174
Net loss applicable to common stockholders	$(1,235,453)	$(1,673,037)
Discount on preferred stock redemption	(26,106)	—
Stock-based compensation	3,067,472	2,452,027
Amortization of intangible assets from acquisitions	4,052,362	2,134,966
Gain on sales and disposals of intangible assets, net	(144,691)	(930,239)
Interest income and other, net	(284,326)	(15,157)
Estimated impact of income taxes	(2,182,679)	(1,093,485)

Adjusted Non-GAAP net income applicable to common stockholders	$3,246,579	$875,075

Adjusted Non-GAAP EPS	$0.08	$0.02

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	37,580,492	34,667,174
Weighted average common share equivalents for redeemed preferred shares	(1,954)	—
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	3,641,416	2,399,011

Shares used to calculate Adjusted Non-GAAP EPS	41,219,954	37,066,185

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock on a treasury stock method basis.